UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM	8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	June 11, 2020
(June 11, 2020)

Name of Registrant, State of Incorporation, Address Of Principal Executive Offices, Telephone Number, Commission File No., IRS Employer Identification No.
PNM Resources, Inc.
(A New Mexico Corporation)
414 Silver Ave. SW
Albuquerque, New Mexico 87102-3289
Telephone Number - (505) 241-2700
Commission File No. - 001-32462
IRS Employer Identification No. - 85-0468296

Public Service Company of New Mexico
(A New Mexico Corporation)
414 Silver Ave. SW
Albuquerque, New Mexico 87102-3289
Telephone Number - (505) 241-2700
Commission File No. - 001-06986
IRS Employer Identification No. - 85-0019030
____________________________________________________________________________________________________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 40.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 40.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Registrant	Title of each class	Trading Symbol(s)	Name of exchange on which registered
PNM Resources, Inc.	Common Stock, no par value	PNM	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01 Regulation FD Disclosure.

As previously reported, PNMR’s wholly owned subsidiary, Public Service Company of New Mexico (“PNM”) leases interests in Units 1 and 2 of the Palo Verde Nuclear Generating Station (“PVNGS”) under arrangements entered into in 1985 and 1986 that are accounted for as operating leases. There are currently five separate lease agreements with five different trusts whose beneficial owners are three different institutional investors. Four of those leases, which relate to interests in PVNGS Unit 1 (as amended, the “Unit 1 Leases”), have been extended so that they will expire on January 15, 2023, and one of those leases, which relates to interests in PVNGS Unit 2 (as amended, the “Unit 2 Lease” and together with the Unit 1 Leases, the “Leases”), has been extended so that it expires on January 15, 2024.

The terms of each of the Leases provide that no later than June 15, 2020 for the Unit 1 Leases and January 15, 2021 for the Unit 2 Lease, PNM must give notice to the lessor whether PNM will purchase the assets underlying each of the Leases or return the leased assets to the lessors on the expiration dates. The elections PNM makes under each of the Leases are irrevocable and independent of the elections made under the other Leases.

On June 11, 2020, in accordance with the notice provisions of the Leases, PNM notified each of the lessors of the Unit 1 Leases that it would return the leased assets under each of the Unit 1 Leases upon expiration of the extended Unit 1 Leases term on January 15, 2023. On June 11, 2020, in accordance with the notice provisions, PNM also notified the lessor of the Unit 2 Lease that it would return the leased assets under the Unit 2 Lease upon expiration of the extended Unit 2 Lease term on January 15, 2024.

A copy of the press release discussing the return of the assets leased under the Leases is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

In accordance with General Instruction B.2 of Form 8-K, the information in this Item 7.01 of this Current Report on Form 8-K, including Exhibit 99.1, shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific references in such a filing.

Item 8.01 Other Events.

The first three paragraphs of Item 7.01 above are incorporated into this Item 8.01.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description

99.1	Press Release, dated June 11, 2020 (furnished not filed)
104	Cover Page in Inline XBRL format

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrants have duly caused this report to be signed on their behalf by the undersigned thereunto duly authorized.

PNM RESOURCES, INC.
PUBLIC SERVICE COMPANY OF NEW MEXICO
(Registrants)

Date: June 11, 2020	/s/ Henry E. Monroy
Henry E. Monroy
Vice President and Corporate Controller
(Officer duly authorized to sign this report)